December 14, 1994




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:     Carlyle Real Estate Limited Partnership - XII
        Commission File No. 0-12433
        Form 8K



Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8K dated December 14, 1994.

Thank you.



Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII

By:     JMB Realty Corporation
        Corporate General Partner



        By: C. SCOTT NELSON
            ________________________________
            C. Scott Nelson, Vice President
            Accounting Officer


CSN:jo

Enclosures


                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K



                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  December 1, 1994




             CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Illinois                   0-12433                 36-3149589
- -------------------         --------------         --------------------
(State or other               (Commission          (I.R.S. Employer
 jurisdiction of             File Number)           Identification No.)
 organization)



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




  Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------
                        FIRST INTERSTATE CENTER

                          SEATTLE, WASHINGTON
                       -------------------------



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On December 1, 1994 Carlyle Seattle, a joint venture between Carlyle Real Estate Limited Partnership - XII (the "Partnership") and an affiliated partnership (Carlyle Real Estate Limited Partnership-X ("Carlyle-X")) sponsored by the Corporate General Partner of the Partnership, sold 49.95% of its interest and entered into an option agreement concerning the remaining 50.05% interest in the First Interstate joint venture to its unaffiliated venture partner, 999 Third Avenue, Ltd., (the "Buyer").

     In May 1994, Carlyle Seattle executed an agreement with the purchaser to sell 49.95% of its interest in First Interstate by December 1994, with an option for the unaffiliated venture partner to purchase the remaining 50.05% interest between one and two years after the initial sale closing subject to certain conditions. Carlyle Seattle received at closing $20,000,000 cash (less non-refundable deposits received prior to the closing of $1,000,000) for 49.95% of its interest in First Interstate, $5,000,000 cash for the option of the Buyer to purchase the remaining 50.05% of Carlyle Seattle's interest in the First Interstate joint venture and an additional $15,000,000 cash in the form of a loan to Carlyle Seattle. The $15,000,000 loan to Carlyle Seattle (bearing interest at a rate of 9% per annum with accrued interest and unpaid principal due on January 1, 1997) is secured by Carlyle Seattle's remaining 50.05% interest. The exercise price for the remaining 50.05% interest is $21,350,000 if the purchase option is exercised one year from the initial closing up to $22,850,000 at the termination of the option period. The exercise price would be satisfied by applying the $5,000,000 option purchase price paid at the initial closing and applying the balance of unpaid principal and accrued interest on the $15,000,000 Carlyle Seattle loan. In connection with the sale, the First Interstate Partnership agreement has been amended stating that no profits, income or gain shall be allocable to Carlyle Seattle except to the extent that Carlyle Seattle receives any distributions and operating losses shall be allocated to the extent of Carlyle Seattle's positive capital account balance and thereafter at 25.025%. Occupancy at the First Interstate Center was approximately 97% at the date of sale.

     The terms of the Carlyle Seattle venture agreement generally provide that sale proceeds will be allocated 73.3% to the Partnership and 26.7% to Carlyle-X. The Partnership Agreement provides that sale proceeds are to be allocated
99% to the Limited Partners and 1% to the General Partners until receipt by the Limited Partners of their initial contributed capital plus a stipulated return thereon. Thereafter, distributions of sale proceeds are to be allocated to the General Partners until the General Partners have received an amount equal to 3% of the gross sales prices of any properties sold, then the balance 85% to the Limited Partners and 15% to the General Partners. The Limited Partners have not yet received cash distributions of sale or refinancing proceeds in an amount equal to their initial capital investment in the Partnership. Therefore, 1% of the initial proceeds of this sale are distributable to the General Partners.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
        (a)  Financial Statements.  Not applicable.
        (b)  Pro Forma Financial Information - Narrative.
     As a result of the sale of Carlyle Seattle's interest in the First Interstate venture, beyond December 1, 1994, there will be no further rental income, interest income, mortgage and other interest, depreciation, property operating expenses, amortization of deferred expenses or venture partners' share of venture operations recorded for the First Interstate Center in the consolidated financial statements of the Partnership, which for the Partnership's most recent fiscal year (the year ended December 31, 1993) were approximately, $20,747,000, $49,000, $10,754,000, $4,586,000, $6,623,000,
$1,065,000 and $967,000, respectively. Rental income, interest income, mortgage and other interest, depreciation, property operating expenses, amortization of deferred expenses and venture partners' share of venture operations for the First Interstate Center were approximately $4,831,000, $17,000, $2,675,000, $1,146,000, $1,852,000, $266,000 and $482,000,
respectively, for the three months ended September 30, 1994, and $14,828,000, $43,000, $8,034,000, $3,349,000, $5,065,000, $799,000 and $1,082,000,
respectively, for the nine months ended September 30, 1994. Also, as a result of the sale of the Partnership's interest in Carlyle
Seattle, there are no further assets and liabilities related to Carlyle
Seattle and its venture, First Interstate, which at September 30, 1994 consisted of cash and other current assets of approximately $2,326,000;
land and buildings and improvements (net of accumulated depreciation) of approximately $67,118,000; deferred expenses of approximately $4,166,000; accrued rents receivable of approximately $5,139,000; current liabilities of $1,186,000; other liabilities of approximately $1,956,000 and long-term debt, less current portion of approximately $96,832,000.

     An additional result of the sale is that Carlyle Seattle will reflect a $15,000,000 note payable and any accrued interest (as defined above) to the Buyer of Carlyle Seattle's 49.95% Partnership interest. The note is secured by Carlyle Seattle's remaining 50.05% interest in the First Interstate venture. The Partnership expects to recognize a gain in 1994 for financial reporting and federal income tax purposes.

        (c)  Exhibits
             10. Letter Regarding Sale/Option and Partnership Amendment, dated
                 May 15, 1994, between Carlyle Seattle Associates and 999 Third Avenue, Ltd. relating to the First Interstate Center in Seattle, Washington is hereby incorporated herein by reference to the Partnership's report for June 30, 1994 on Form 10-Q (File No. 0-12344) dated August 12, 1994.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII

                           By:  JMB Realty Corporation
                                Corporate General Partner




                                By:   C. SCOTT NELSON
                                      -----------------------------------
                                      C. Scott Nelson, Vice President
                                      Accounting Officer






Dated:  December 14, 1994